OFFERING CIRCULAR DATED NOVEMBER 25,1997
----------------------------------------

                              BAYERISCHE LANDESBANK

                              REPACKAGED
BRAVO TRUST
SERIES 1997-1                 ASSET

                              VEHICLE

                              OBLIGATIONS
--------------------------------------------------------------------------------

          BRAVO Trust Series 1997-1 (the "Trust") will be a newly formed, limited purpose Delaware business trust formed pursuant to a Declaration of Trust and Trust Agreement (the "Trust Agreement") under which The Bank of New York (together with any successor trustee, the "Trustee") will act as trustee for the benefit of the beneficial owners (the "Owners") of the Trust Certificates (the "Trust Certificates") described below. The Trust Certificates will represent two classes of undivided interests in the Trust. The two classes are designated "Class A Trust Certificates" and "Class B Trust Certificates" and are referred to herein collectively as the "Trust Certificates". Each Trust Certificate will be sold in amounts and on terms as designated in the Supplement to this Offering Circular (the "Supplement"). The Trust will be formed for the primary purpose of acquiring the financial instrument designated in the Supplement (the "Financial Instrument") and issuing the related Trust Certificates. The Trust Certificates will represent the right to receive specified payments from the Trust based upon periodic payments to be received by the Trust under the Financial Instrument in the manner described herein and in the Supplement.

          Subject to timely receipt by the Trust of payments under the Financial Instrument, interest payments on the Trust Certificates will be distributed to each class of Owners at such times and in such manner as described in the Supplement. Subject to timely receipt by the Trust of payments under the Financial Instrument, principal payments on the Trust Certificates will be distributed at such times and in such manner as is described in the Supplement. As provided in the Supplement, Trust Certificates will be represented either by one or more global trust certificates (the "Global Trust Certificates"), registered in the name of the Depository Trust Company ("DTC") or its nominee and deposited with DTC, or by certificates issued in definitive form ("Physical Certificates"). An interest in a Global Trust Certificate will be shown only on, and transfers thereof will be effected only through, records maintained by DTC and its participants. Each Owner will be entitled to receive its proportionate share of the foregoing distributions subject to such distinction as shall be made between Owners of Class A Trust Certificates and Class B Trust Certificates, as described in the Supplement. Only the Class A Trust Certificates are being offered hereby.




                       ----------------------------------

       THE TRUST CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST
              ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS
                   IN THE DEALER, THE ISSUER OF THE FINANCIAL
                     INSTRUMENT OR ANY OF THEIR AFFILIATES.

                       ----------------------------------

    THE TRUST CERTIFICATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
           OF 1933, AS AMENDED, AND THE TRUST HAS NOT BEEN REGISTERED
              UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
                        SEE "NOTICE TO INVESTORS" HEREIN.

                       ----------------------------------

                              LEHMAN BROTHERS INC.
                                     Dealer

          Each Owner must be a qualified institutional buyer, as such term is defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). Transfers of Class A Trust Certificates may be effected pursuant to Rule 144A, or other exemption from registration, under the Securities Act, subject to the restrictions described herein. See "Description of the Trust Certificates--Holding and Transfer of Class A Trust Certificates". There is currently no secondary market for the Class A Trust Certificates and there can be no assurances that one will develop or, if one does develop, that it will continue. Lehman Brothers Inc. (the "Dealer", the "Remarketing Agent", or "Lehman Brothers") has entered into a remarketing arrangement, as described in the Supplement.

          The Class A Trust Certificates will be purchased by the Dealer from the Trust and offered by the Dealer subject to prior sale, when, as and if issued and subject to acceptance by the Dealer and approval of certain legal matters by counsel for the Trust and certain other conditions, at the initial offering price (the "Offering Price") per Class A Trust Certificate and with a minimum subscription, both as set forth in the Supplement. This Offering Circular may not be used to consummate sales of Class A Trust Certificates unless accompanied by the Supplement. Lehman Brothers reserves the right to offer the Class A Trust Certificates at a price different from the Offering Price at any time. See "Offering and Sale".

          The rating of the Class A Trust Certificates is set forth in the Supplement.

                        NOTICE TO INVESTORS

THE TRUST CERTIFICATES (THE "TRUST CERTIFICATES") OF THE BRAVO TRUST SERIES 1997-1 (THE "TRUST") HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), IN RELIANCE UPON AN EXCEPTION TO REGISTRATION THEREUNDER. THE TRUST CERTIFICATES ARE BEING OFFERED ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED IN AND IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT ("QUALIFIED INSTITUTIONAL BUYERS").

THE CLASS A TRUST CERTIFICATES WILL BE EVIDENCED BY GLOBAL TRUST CERTIFICATES (THE "GLOBAL TRUST CERTIFICATES") AND THE CLASS B TRUST CERTIFICATES WILL BE EVIDENCED BY PHYSICAL CERTIFICATES. EACH GLOBAL TRUST CERTIFICATE WILL BE IN FULLY REGISTERED FORM WITHOUT COUPONS, DEPOSITED WITH A CUSTODIAN FOR AND REGISTERED IN THE NAME OF A NOMINEE OF THE DEPOSITORY TRUST COMPANY ("DTC"). EXCEPT AS DESCRIBED HEREIN, BENEFICIAL INTERESTS IN THE GLOBAL TRUST CERTIFICATES WILL BE SHOWN ON, AND TRANSFERS THEREOF WILL BE EFFECTED ONLY THROUGH, RECORDS MAINTAINED BY DTC AND ITS DIRECT AND INDIRECT PARTICIPANTS.

BY ITS PURCHASE OF A TRUST CERTIFICATE EACH INVESTOR WILL BE DEEMED TO HAVE REPRESENTED TO AND AGREED WITH THE TRUSTEE AND THE DEALER THAT

          (A) (I) IT IS A QUALIFIED INSTITUTIONAL BUYER, (II) IT IS AWARE THAT THE SALE OF THE TRUST CERTIFICATE IS BEING MADE IN RELIANCE ON RULE 144A AND (III) THE TRUST CERTIFICATE IS BEING ACQUIRED FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER),

          (B) ANY RESALE OR OTHER TRANSFER OF THE TRUST CERTIFICATE WILL BE MADE ONLY (I) TO A PERSON WHO SUCH PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING SUCH TRUST CERTIFICATE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF
                  A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS,

          (C) TRANSFERS OF TRUST CERTIFICATES SHALL BE RESTRICTED SO THAT, UNLESS THE TRUSTEE HAS OBTAINED AN OPINION OF COUNSEL THAT SUCH TRANSFER WILL NOT RESULT IN THE TRUST BEING TREATED AS A PUBLICLY TRADED PARTNERSHIP WITHIN THE MEANING OF SECTION 7704(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (I) THE TRUST CERTIFICATES OR INTERESTS IN THE TRUST CERTIFICATES MAY NOT BE OR BECOME TRADEABLE ON AN "ESTABLISHED SECURITIES MARKET" AS DEFINED IN TREASURY REGULATION SECTION 1.7704-1(b), (II) ANY TRANSFER THAT
                  WOULD RESULT IN THERE BEING MORE THAN 100 OWNERS SHALL BE NULL AND VOID, (III) NO TRUST CERTIFICATE MAY BE HELD BY A FLOW-THROUGH ENTITY (A PARTNERSHIP, A GRANTOR TRUST, OR AN
                  S CORPORATION, MORE THAN HALF OF THE ASSETS OF WHICH CONSIST OF TRUST CERTIFICATES), AND (IV) NO OWNER SHALL HOLD LESS THAN $5 MILLION FACE AMOUNT OF CLASS A TRUST CERTIFICATES, AND

          (D) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR, IF IT IS, THAT THE ACQUISITION AND HOLDING OF THE RELEVANT TRUST CERTIFICATES IS IN COMPLIANCE WITH ERISA (FOR EXAMPLE, SUCH ACQUISITION AND HOLDING ARE IN COMPLIANCE WITH PROHIBITED CLASS TRANSACTION EXEMPTION 84-14, RELATING To PLAN ASSET TRANSACTIONS DETERMINED BY INDEPENDENT QUALIFIED PROFESSIONAL ASSET MANAGERS) AND THE RELATED PROVISIONS OF THE CODE AND IS PERMITTED UNDER SUCH PLAN'S CONSTITUENT DOCUMENTS AND RELATED POLICIES.

THE TRUST CERTIFICATES AND RELATED DOCUMENTATION (INCLUDING, WITHOUT LIMITATION, THE TRUST AGREEMENT AND THE PURCHASE AGREEMENT (AS SUCH TERMS ARE DEFINED BELOW)) MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WITHOUT THE CONSENT OF, BUT UPON NOTICE TO, THE OWNERS OF TRUST CERTIFICATES (THE "OWNERS") TO, AMONG OTHER THINGS: (I) MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THE TRUST CERTIFICATES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY, (II) ENABLE THE TRUST To RELY UPON ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR THE INVESTMENT COMPANY ACT (AND TO REMOVE CERTAIN EXISTING RESTRICTIONS TO THE EXTENT NOT REQUIRED UNDER SUCH EXEMPTION), PROVIDED THAT NO SUCH CHANGE SHALL HAVE A MATERIAL ADVERSE EFFECT UPON THE OWNERS OF TRUST CERTIFICATES THEN OUTSTANDING AS EVIDENCED BY AN OPINION OF COUNSEL, AND PROVIDED FURTHER THAT, IF THE TRUST CERTIFICATES HAVE BEEN RATED BY S&P AND/OR MOODY'S (AS SUCH TERMS ARE DEFINED IN THE SUPPLEMENT), S&P AND/OR MOODY'S SHALL HAVE PROVIDED EVIDENCE IN WRITING THAT SUCH RATING SHALL NOT HAVE BEEN REDUCED OR WITHDRAWN AS A RESULT OF ANY SUCH AMENDMENT. THE OWNER OF ANY TRUST CERTIFICATES SHALL BE DEEMED, BY PURCHASE THEREOF, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON SUCH OWNER AND ALL FUTURE OWNERS OF SUCH TRUST CERTIFICATES FROM TIME TO TIME).

THE ISSUER OF THE FINANCIAL INSTRUMENT (AS SUCH TERM IS DEFINED BELOW), THE TRUSTEE AND ITS AFFILIATES, THE BANK (AS DEFINED BELOW), THE DEALER AND THE REMARKETING AGENT ARE EACH IN THE BUSINESS OF PROVIDING SERVICES TO BENEFIT PLANS AND OTHERS AND THUS SUCH ORGANIZATIONS MAY BE, OR MAY BECOME, A PARTY IN INTEREST AS TO MANY EMPLOYEE BENEFIT PLANS SUBJECT TO RISA. IN

ADDITION, THE PLANS PURCHASING CLASS A TRUST CERTIFICATES MAY BE DEEMED TO HAVE ENTERED INTO A LENDING OR OTHER TRANSACTION WITH THE BANK, AS OWNER OF THE CLASS B TRUST CERTIFICATES. THEREFORE, FIDUCIARIES CONSIDERING THE PURCHASE OF TRUST CERTIFICATES ON BEHALF OF A BENEFIT PLAN SHOULD DETERMINE IF THE ACQUISITION AND HOLDING OF TRUST CERTIFICATES IS IN COMPLIANCE WITH ERISA (FOR EXAMPLE, SUCH ACQUISITION AND HOLDING ARE IN COMPLIANCE WITH PROHIBITED CLASS TRANSACTION EXEMPTION 84-14, RELATING TO PLAN ASSET TRANSACTIONS DETERMINED BY INDEPENDENT QUALIFIED PROFESSIONAL ASSET MANAGERS) AND RELATED PROVISIONS OF THE CODE. ADDITIONALLY, EACH ERISA BENEFIT PLAN ACQUIRING AN INTEREST IN TRUST CERTIFICATES MUST MAKE ITS OWN DETERMINATION THAT THE ACQUISITION OF THE TRUST CERTIFICATES OR AN INTEREST IN A FINANCIAL INSTRUMENT SIMILAR TO THE FUNDING AGREEMENT IS PERMITTED UNDER SUCH PLAN'S CONSTITUENT DOCUMENTS AND RELATED POLICIES.

IN DECIDING WHETHER OR NOT TO PURCHASE TRUST CERTIFICATES, AS DESCRIBED HEREIN, EACH POTENTIAL INVESTOR MUST MAKE ITS OWN INDEPENDENT EVALUATION, BASED UPON SUCH INVESTIGATION AND ANALYSIS AS IT DEEMS APPROPRIATE, OF THE BUSINESS, PROSPECTS AND CREDITWORTHINESS OF THE ISSUER OF THE FINANCIAL INSTRUMENT, AND OF THE TERMS AND PROVISIONS OF THE TRUST CERTIFICATES AND THE OTHER AGREEMENTS, IN EACH CASE AS DESCRIBED OR REFERRED TO HEREIN. IN ADDITION, NO REPRESENTATION IS MADE BY THE DEALER, THE REMARKETING AGENT OR THE TRUST AS TO THE CHARACTERIZATION OF THE TRUST CERTIFICATES WITH RESPECT TO THE LEGAL INVESTMENT RESTRICTIONS APPLICABLE TO ANY REGULATED ENTITY.

THE FEDERAL INCOME TAX TREATMENT OF THE FINANCIAL INSTRUMENT IS UNCERTAIN. ACCORDINGLY, INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING THE INCOME TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF TRUST CERTIFICATES, PARTICULARLY WITH RESPECT TO THE TIMING AND CHARACTER OF INCOME, LOSS OR DEDUCTION ASSOCIATED WITH HOLDING AN INTEREST IN THE FINANCIAL INSTRUMENT.

THE TRUST WILL MAKE AVAILABLE TO EACH PROSPECTIVE PURCHASER PRIOR TO SUCH PURCHASER'S PURCHASE OF TRUST CERTIFICATES THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE DEALER OR THE REMARKETING AGENT CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND THE TRUST. EXCEPT AS SET FORTH IN THIS OFFERING CIRCULAR AND THE SUPPLEMENT, NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS OFFERING CIRCULAR AND THE SUPPLEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. NEITHER THE DELIVERY OF THIS OFFERING CIRCULAR OR THE SUPPLEMENT AT ANY TIME NOR ANY SALE MADE HEREUNDER OR THEREUNDER SHALL, UNDER ANY CIRCUMSTANCE, IMPLY THAT THERE HAS NOT BEEN A CHANGE IN THE AFFAIRS OF THE TRUST SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE OF THE SUPPLEMENT OR THE DATE OF THIS OFFERING CIRCULAR.


                        NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES WITH NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER CHAPTER 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The Trustee has not participated in the preparation of the Supplement or this Offering Circular and assumes no responsibility for their contents.

     A Supplement describing the particular terms of each class of Trust Certificates offered hereby and the related Financial Instrument and other matters is provided herewith. This Offering Circular must be read in conjunction with such Supplement. The information set forth in such Supplement with respect to the Issuer of the Financial Instrument has been obtained from official or other sources which are believed to be reliable but is not guaranteed as to accuracy or completeness by and is not to be construed as a representation by Lehman Brothers or the Trustee. In the event that there is a conflict between the provisions of the Supplement and the provisions of this Offering Circular, the provisions of the Supplement will be controlling.

     The distribution of this Offering Circular and the Supplement and the offering of the Trust Certificates in certain jurisdictions may be restricted by law. Persons receiving this Offering Circular and the Supplement should inform themselves about and observe any such restriction. This Offering Circular and the Supplement do not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation. This Offering Circular and the Supplement are highly confidential and have been prepared solely for use in connection with the offering of the Trust Certificates. They are personal to each offeree to whom they have been delivered by the Dealer or an affiliate thereof or the Remarketing Agent or an affiliate thereof and do not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the Trust Certificates. Distribution of the Offering Circular and the Supplement to any person other than the offeree and those persons, if any, retained to advise such offeree with respect thereto is unauthorized, and any disclosure of any of their contents, without the prior written consent of the Dealer, is prohibited. Each prospective Purchaser, by accepting delivery of the Offering Circular and the Supplement, agrees to the foregoing and to make no photocopies of the Offering Circular and Supplement or any documents attached thereto and, if the offeree does not purchase the Trust Certificates or the offering is terminated, to return this Offering Circular and all documents attached hereto to: Michele Mahoney, Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285, telephone: (212) 526-6092 and facsimile: (212) 528-6925. For a further description of certain restrictions on offerings and sales of Trust Certificates and on distribution of this Offering Circular and the Supplement, see "Offering and Sale".

No person is authorized to give any information or to make any representation not contained in this Offering Circular or the related Supplement, and any information or representation not contained herein must not be relied upon as having been authorized by or on behalf of the Dealer. The delivery of this Offering Circular and related Supplement at any time does not imply that information contained herein or therein is correct at any time subsequent to their respective dates.

                                TABLE OF CONTENTS

Summary of Principal Terms................1      The Financial Instrument.....14
Special Considerations ...................6      Tax Considerations...........14
Description of the Trust Certificate......8      Offering and Sale............14
Use of Proceeds..........................11      General Information..........17
The Trust................................11

                           SUMMARY OF PRINCIPAL TERMS

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION APPEARING ELSEWHERE HEREIN AND BY REFERENCE TO THE INFORMATION CONTAINED IN THE SUPPLEMENT DELIVERED IN CONNECTION WITH THE RELATED OFFERING OF TRUST CERTIFICATES.

     THE TRUST...............................   BRAVO Trust Series 1997-1 is a limited
                                                purpose business trust (the "Trust")
                                                established under the laws of the State
                                                of Delaware (12 Del. C. Section 3801, et
                                                seq.) pursuant to the terms of a
                                                Declaration of Trust and Trust Agreement
                                                (the "Trust Agreement") between The Bank
                                                of New York, as trustee (the "Trustee"),
                                                and the holders of the Trust
                                                Certificates. The Trust will be
                                                established for the primary purpose of
                                                issuing two classes of Trust
                                                Certificates representing undivided
                                                interests in the Trust (collectively, the
                                                "Trust Certificates") and acquiring the
                                                Financial Instrument described in the
                                                offering circular supplement (the
                                                "Supplement").

     THE TRUST PROPERTY......................   The property of the Trust (the "Trust
                                                Property") will consist of (i) the
                                                Financial Instrument and certain
                                                proceeds thereof, (ii) certain
                                                segregated accounts held by the Trustee
                                                in trust for the benefit of the Owners
                                                and (iii) any other assets described in
                                                the Supplement as constituting a portion
                                                of the Trust Property, in each case as
                                                more fully described in this Offering
                                                Circular or in the Supplement.

     DEALER AND REMARKETING AGENT............   Lehman Brothers Inc.

     TRUST CERTIFICATE REMARKETING              The terms of any remarketing arrangement
     ARRANGEMENTS............................   with respect to the Trust Certificates
                                                will be described in the Supplement.

     LIQUIDITY ARRANGEMENTS..................   The terms of any liquidity arrangement
                                                with respect to the remarketing of Trust
                                                Certificates will be described in the
                                                Supplement under "Liquidity Agreement".

     TRUSTEE.................................   The Bank of New York

     THE TRUST CERTIFICATES..................   The Trust Certificates are designated as
                                                "Class A Trust Certificates" and "Class
                                                B Trust Certificates" constituting an
                                                undivided interest in the Trust with
                                                such rights distinguished by class as are
                                                summarized in the Supplement.

                                                Trust Certificates will be available for
                                                purchase in minimum denominations of
                                                $5,000,000 and integral multiples of
                                                $100,000 in excess thereof, or such
                                                other minimum denominations as are set
                                                forth in the Supplement.

                                                The Trust Certificates may be offered
                                                from time to time by the Dealer at
                                                prices which will reflect,

                                                among other things, the current value of
                                                the Financial Instrument, and which
                                                prices may be adjusted to reflect
                                                selling concessions, as determined by
                                                the Dealer or as otherwise set forth in
                                                the Supplement.

                                                Each Trust Certificate of the same
                                                denomination of a particular class will
                                                be entitled to identical distributions
                                                and other rights and will be entitled to
                                                an identical undivided interest in the
                                                Trust as each other Trust Certificate of
                                                the same denomination and class.

     THE SUPPLEMENT..........................   This Offering Circular, which describes
                                                various aspects of the Trust, the Trust
                                                Certificates, the Trustee, the offering
                                                of the Trust Certificates and related
                                                tax and other considerations, must be
                                                read in conjunction with the Supplement.

     PAYMENTS UNDER THE TRUST CERTIFICATES...   Payments to Owners corresponding to
                                                payments received under the Financial
                                                Instrument will be made with respect to
                                                Class A Trust Certificates and Class B
                                                Trust Certificates at such time and in
                                                such manner as are described in the
                                                Supplement, subject to the timely
                                                receipt by the Trust of payments under
                                                the Financial Instrument and subject to
                                                payment of unfunded Trust Expenses, if
                                                any. See "Description of the Trust
                                                Certificates".

     METHOD OF INTEREST PAYMENTS.............   Distributions in respect of interest and
     AND PRINCIPAL PAYMENTS                     principal on the Trust Certificates will
                                                be paid to Owners entitled thereto in
                                                accordance with the terms of the Class A
                                                Trust Certificates and the Class B Trust
                                                Certificates, as the case may be,
                                                that are holders of record thereof
                                                at the close of business 15 calendar
                                                days prior to the related Distribution
                                                Date (as defined in the Trust Agreement),
                                                as the case may be (each a "Record Date"),
                                                in such manner as is described in the
                                                Supplement. See "Description of the Trust
                                                Certificates -- Payments of Principal,
                                                Interest and Redemption Payments".

     TRUST TERMINATION.......................   The Trust will terminate when all
                                                amounts have been received by the Trust
                                                with respect to the Financial Instrument
                                                and distributed in accordance with the
                                                terms of the Trust after payment of all
                                                liabilities of the Trust.

     THE FINANCIAL INSTRUMENT................   The Financial Instrument owned by the
                                                Trust will be identified in the
                                                Supplement.

                                                After the Issue Date (as defined in the
                                                Supplement), no additional assets will
                                                be purchased by the Trust (other than
                                                short-term eligible investments).


                                        2

     REPURCHASE OF TRUST CERTIFICATES........   The terms of any permitted repurchase of
                                                Trust Certificates will be as described
                                                in the Supplement.

     RATINGS.................................   The ratings applicable to the Class A
                                                Trust Certificates are set forth in the
                                                Supplement. The Class B Trust
                                                Certificates will not be rated.

                                                A rating is not a recommendation to
                                                buy, sell or hold Trust Certificates,
                                                and such rating may be subject to
                                                revision or withdrawal at any time by
                                                the assigning rating agency. Any
                                                suspension, reduction or withdrawal of
                                                the rating assigned to the Trust
                                                Certificates may adversely affect the
                                                market price of such Trust Certificates.

    TRUST'S AGENT............................   Bayerische Landesbank Girozentrale, New
                                                York Branch (the "Bank") or an affiliate
                                                thereof will act as agent for the Trust
                                                (the "Trust's Agent") and in that
                                                capacity will, among other things,
                                                perform various administrative functions
                                                on behalf of the Trust and determine the
                                                value of the Trust's interest in the
                                                Financial Instrument from time to time.
                                                The Bank will not act in a fiduciary
                                                capacity as the Trust's Agent. The
                                                Trust's Agent will not be acting on
                                                behalf of any of the Owners of the Class
                                                A Trust Certificates. The Trust's Agent
                                                will undertake to deliver, if requested,
                                                other information as is available with
                                                respect to the Trust in connection with
                                                transfers of Trust Certificates pursuant
                                                to Rule 144A. The Trust's Agent may also
                                                select a substitute Trustee upon the
                                                resignation of the Trustee.

     EXPENSES................................   All initial organization expenses
                                                incurred by the Trust will be paid by
                                                the Dealer, which will be entitled to be
                                                reimbursed by the purchaser of the Class
                                                B Trust Certificates. Certain customary
                                                ongoing expenses of the Trust, such as
                                                the fees and expenses of the Trustee and
                                                the custodian for the Financial
                                                Instrument (the "Virginia Custodian"),
                                                up to $10,000 per year, will be paid by
                                                the Trust before payments of principal
                                                and interest are distributed to the
                                                Owners of Class A Trust Certificates
                                                ("Class A Owners"). Any additional fees
                                                and expenses of the Trustee and the
                                                Virginia Custodian, as well as the
                                                remainder of ongoing expenses, such as
                                                fees of the custodian for the insurer's
                                                (as defined below) assets that
                                                collateralize the Financial Instrument
                                                (the "Custodian"), the Trust's Agent and
                                                the Remarketing Agent, will be paid out
                                                of funds that would otherwise have been
                                                distributable to the Owners of the Class
                                                B Trust Certificates.


                                        3

                                                Extraordinary expenses, such as expenses
                                                of the Trust resulting from claims
                                                against the Trust by the Dealer or the
                                                Remarketing Agent pursuant to an
                                                indemnification of the Dealer under the
                                                Purchase Agreement or of the Remarketing
                                                Agent under the Remarketing Agreement,
                                                respectively, or by creditors of or
                                                claimants against the Dealer or the
                                                Remarketing Agent, legal actions against
                                                the Trust or the Trustee,
                                                indemnification of the Trustee, and
                                                expenses relating to litigation to
                                                enforce rights under the Trust
                                                Certificates, up to $25,000, will be
                                                paid by the Bank pursuant to a Side
                                                Letter Agreement between the Bank and
                                                the Trust. Any such expenses over
                                                $25,000 will be paid first out of funds
                                                that would otherwise have been
                                                distributable to Owners of the Class B
                                                Trust Certificates and, to the extent
                                                that such amounts are insufficient, by
                                                BLB (pursuant to such Side Letter
                                                Agreement).

     FORM OF TRUST CERTIFICATES; SETTLEMENT;..  As provided in the Supplement, Class A
     DENOMINATION                               Trust Certificates will be represented
                                                by one or more Global Trust Certificates
                                                registered in the name of DTC or its
                                                nominee and deposited with DTC. An
                                                interest in a Global Trust Certificate
                                                will be shown only on, and transfers
                                                thereof will be effected only through,
                                                records maintained by DTC and its
                                                participants. Minimum denominations, if
                                                any, of the Trust Certificates will be
                                                set forth in the Supplement.

     FORM, REGISTRATION......................   The Trust Certificates will not be
     AND TRANSFER                               registered under the Securities Act. The
                                                Trust Certificates will be offered only
                                                to "Qualified Institutional Buyers" as
                                                defined in and in reliance on Rule 144A
                                                under the Securities Act as set forth in
                                                the Supplement. There is no undertaking
                                                to register the Trust Certificates under
                                                the Securities Act, and the Trust
                                                Certificates cannot be resold unless the
                                                Trust Certificates are subsequently
                                                registered thereunder or an exemption
                                                (including the exemption provided for in
                                                Rule 144A) from registration is
                                                available.

                                                No sale or transfer of Trust
                                                Certificates shall be permitted which
                                                would require registration of the Trust
                                                under the Investment Company Act or
                                                registration of the Trust Certificates
                                                under the Securities Act or result in a
                                                violation of any federal or state
                                                securities law or regulation and Trust
                                                Certificates sold or otherwise
                                                transferred in violation of such
                                                restrictions are subject to resale or
                                                redemption by the Trustee.

                                                Eligibility and restrictions on the
                                                purchase of Trust Certificates by
                                                employee benefit or similar plans


                                        4

                                                may be subject to certain additional
                                                restrictions. See "Offering and Sale" in
                                                the Supplement.

     GOVERNING LAW ..........................   The Trust Certificates and the Trust
                                                Agreement will be governed by, and
                                                construed in accordance with, the laws
                                                of the State of Delaware.

     SPECIAL CONSIDERATIONS .................   An investment in Trust Certificates
                                                represents an indirect investment in the
                                                Financial Instrument and other Trust
                                                Property of the Trust. As a result, such
                                                investment will be subject to special
                                                considerations. See "Special
                                                Considerations".

     TAXES...................................   Unless otherwise provided in the
                                                Supplement, the Trust will be classified
                                                as a partnership, and not as an
                                                association or publicly traded
                                                partnership taxable as a corporation,
                                                under the Internal Revenue Code of 1986,
                                                as amended (the "Code"). Owners of Class
                                                A Trust Certificates will be required to
                                                separately take into account such
                                                Owner's allocated share of income,
                                                gains, losses, deductions and credits of
                                                the Trust. See "Tax Considerations".

                             SPECIAL CONSIDERATIONS

     THE PURCHASE OF THE CLASS A TRUST CERTIFICATES INVOLVES CERTAIN RISKS. PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHERS, THE FOLLOWING FACTORS.

THE FINANCIAL INSTRUMENT

     The primary investment to be made by the Trust will be the acquisition of the Financial Instrument. As a result, the value of each class of Trust Certificates will increase or decrease with any change in the value of the Financial Instrument. Each prospective investor should, therefore, consider the volatility of the Financial Instrument and the nature and credit risk of the issuer of the Financial Instrument. Specific considerations which apply to the Financial Instrument may be set forth in the Supplement.

     The secondary market for each class of Trust Certificates will be affected by a number of factors, independent of the creditworthiness of the issuer of the Financial Instrument, including the time remaining to the final distribution date of such Trust Certificates, the amount outstanding of such Trust Certificates, market interest rates, and economic, financial and political events over which the Trust will not have control. The historical experience of any interest rate should not be taken as an indication of future performance of such interest rate during the term of the Class A Trust Certificates. Credit ratings assigned to Trust Certificates do not reflect on the potential impact of the factors discussed above, or the market value of the Trust Certificates. Accordingly, a prospective investor should consult its own financial and legal advisors as to the risks of such Trust Certificates and the suitability of such Trust Certificates in light of such investor's particular circumstances.

LIMITED RIGHTS TO ENFORCE THE TRUST CERTIFICATES

     The Financial Instrument will be issued in the name of the Trust. No Owner will have the contractual right to act directly with respect to the Financial Instrument or to proceed directly against the issuer of the Financial Instrument. Such rights are reserved to the Trustee. In addition, no Owner will have any right to bring an action in the right of the Trust except in accordance with applicable law and unless Owners owning at least 51% in interest in the Trust join in the bringing of such action. See "The Trust--The Trustee".

LEGAL INVESTMENT

     The appropriate characterization of the Class A Trust Certificates under various legal investment restrictions, and thus the ability of investors subject to those restrictions to purchase the Class A Trust Certificates, may be subject to significant interpretative uncertainties. An investor should consult with its own legal advisors in determining whether, and to what extent, the Class A Trust Certificates will constitute legal investments for such investor and the consequences of such an investment.

LIQUIDITY OF THE CLASS A TRUST CERTIFICATES

     Restrictions on the transfer of Trust Certificates will affect such Trust Certificates' liquidity.

TAX CONSIDERATIONS

     Prospective investors in Class A Trust Certificates should carefully consider the federal income tax treatment of such Trust Certificates, as described in the Supplement. Investors are urged to consult their tax advisers regarding the income tax consequences of the purchase, ownership and disposition of the Class A Trust Certificates, particularly with respect to the timing and character of income, loss or deduction associated with holding an indirect interest in the Financial Instrument, as described in the Supplement.

INSOLVENCY RISK

     Integrity National Life Insurance Company, as issuer of the Financial Instrument ("Integrity"), will maintain, in custody for the benefit of the Trust, separate account assets with a market value (based on a weekly valuation by First Trust National Association, as custodian) at least equal to 102% of the principal amount of the Trust Certificates (the "Separate Account Assets"). Such assets will be acquired pursuant to investment guidelines as more fully described in the Supplement. See "The Trust Assets--Custodial Accounts" in the Supplement. Under applicable state law, the Separate Account Assets remain the property of Integrity but are not chargeable with liabilities arising out of any other business of Integrity. In the event of an insolvency of Integrity, it is possible that

Separate Account Assets (i) in excess of 100% of the principal amount of the Trust Certificates and (ii) which have been contributed by Integrity to meet the maintenance requirement referred to above, may be subject to recovery as "fraudulent transfers" or "voidable preferences" by other creditors of Integrity.

TERMINATION OF LIQUIDITY FACILITY

     Unless the maturity date is extended as provided in the Supplement (see "The Trust Certificates--Extension of Maturity" in the Supplement), the principal amount of Class A Trust Certificates will be payable to the Class A Owners on October 15, 1998. Funds necessary to make such payments will be made available through liquidation of the Separate Account Assets. Under certain circumstances as described herein, Class A Owners may be offered the opportunity to extend the maturity date applicable to their Class A Trust Certificates for designated periods of up to 360 days. In such event, all, but not less than all, of the Trust Certificates of Class A Owners who do not elect to extend such maturity date will be offered for sale in a remarketing process. Class A Trust Certificates not sold in the remarketing are required to be purchased by the Bank under its liquidity facility, provided that the Bank has not terminated the liquidity facility. The liquidity facility may be terminated by the Bank upon 10 days' notice in case of certain events, including receivership of, or rehabilitation or liquidation proceedings involving, Integrity or the failure of the Trust to make payments when due to Owners. Following any such termination there will be no extension elections or remarketings of the Class A Trust Certificates and the amounts payable to the Trust under the Financial Instrument will be the sole source of payment of the Class A Trust Certificates.

                     DESCRIPTION OF THE TRUST CERTIFICATES

     THE FOLLOWING IS A GENERAL SUMMARY OF THE TERMS AND CONDITIONS OF THE CLASS A TRUST CERTIFICATES. THE SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE SUPPLEMENT AND TO THE TRUST AGREEMENT, COPIES OF WHICH ARE AVAILABLE UPON REQUEST FROM THE DEALER. CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE TRUST AGREEMENT UNLESS THE CONTEXT OTHERWISE REQUIRES.

INTEREST IN THE TRUST

     The Trust Certificates will constitute two classes of undivided interests in the Trust with such rights distinguished by class as are set forth in the Supplement. The Class A Trust Certificates will be available for purchase in minimum denominations of $5,000,000 and integral multiples of $100,000 in excess thereof, or such other minimum denominations as are set forth in the Supplement. Each Trust Certificate of the same denomination of a particular class will be entitled to an identical undivided interest in the Trust. The Trust Property will consist of (i) the Financial Instrument and certain proceeds thereon, (ii) certain segregated accounts held by the applicable Trustee in trust and for the benefit of the Owners and (iii) any other assets described in the Supplement as constituting a portion of the Trust Property, in each case as more fully described in the Supplement. Owners will not have any right in or claim to any specific part of the Trust Property. Unless otherwise provided in the Supplement, no further Trust Certificates will be issued by the Trust after the relevant Issue Date.

PAYMENTS OF PRINCIPAL, INTEREST AND REDEMPTION PAYMENTS

     The Trustee will receive payments related to principal and interest under the Financial Instrument as and to the extent such payments are made and, after the deduction of any amounts required to pay certain customary ongoing expenses of the Trust, if any, allocable to the Owners of Class A Trust Certificates and to Owners of Class B Trust Certificates, respectively, will pay such amounts to Owners of Class A Trust Certificates and Class B Trust Certificates required in accordance with their respective rights. The Trustee will distribute such amounts to an account maintained by each holder whose ownership was recorded in the Trust Certificate Register on the related Record Date. See "The Trust -- Expenses".

     The Trustee may, whether or not expressly authorized to do so by any provision of the Trust Agreement, make from any distribution or other payment in respect of any Trust Certificate such other deductions as by law the Trustee is required or entitled to make in respect of any taxes, charges or other assessments whatsoever (for example, assessments in the nature of taxes), allocable to such Trust Certificate.

REMARKETING ARRANGEMENTS

     The terms of any remarketing arrangement with respect to the Class A Trust Certificates will be summarized in the Supplement.

LIQUIDITY ARRANGEMENTS

     The terms of any liquidity arrangement with respect to the repayment of the Class A Trust Certificates will be summarized in the Supplement.

ADDITIONAL PROVISIONS

     The Supplement may describe provisions that relate specifically to the Trust Certificates. These provisions may include, among others, those relating to a right of the Dealer to call the Trust Certificates or a right of the Owners, the Trust or any liquidity provider to extend the maturity of Trust Certificates.

RIGHT OF OWNERS TO EXTEND THE MATURITY OF TRUST CERTIFICATES

     The Supplement may provide that the Owners will have the right, upon written notice to the Trustee, to extend the maturity of any Trust Certificates held by such Owners pursuant to and in accordance with the terms set forth in the Supplement.

HOLDING AND TRANSFER OF CLASS A TRUST CERTIFICATES

     In the case of Trust Certificates issued in the form of Global Trust Certificates, beneficial interests therein will be shown only on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Global Trust Certificates" below.

     The Trustee will maintain a register (the "Trust Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Trust Certificates, the registration of transfers of Trust Certificates and recordations of redemptions thereof, if any. No service charge will be payable with respect to any transfer of Trust Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer. Unless otherwise provided in the Supplement, transfers pursuant to Rule 144A or other exemptions from registration under the Securities Act will be permitted only (i) to the Trust or the Dealer or (ii) through, by or in a transaction approved by the Dealer or any Remarketing Agent. The Trustee will register transfers only if certain representations are made with respect to the eligibility of the transferee and compliance with applicable securities laws. The Trust's Agent has agreed to make available to Owners and transferees, upon request, information, as available, with respect to the Trust as appropriate pursuant to Rule 144A(d)(4). Transfers made in violation of the requirements of the Trust Agreement will be null and void. See "Offering and Sale".

     As provided in the Supplement, Class A Trust Certificates will be represented by one or more global trust certificates (the "Global Trust Certificates"), registered in the name of DTC or its nominee. An interest in a Global Trust Certificate will be shown only on, and transfers thereof will be effected only through, records maintained by DTC or its participants.

      No sale or transfer of Trust Certificates shall be permitted which would require registration of the Trust under the Investment Company Act or registration of the Trust Certificates under the Securities Act or result in a violation of any federal or state securities law or regulation. Offers to purchase, and subsequent transfers, will be subject to the foregoing restrictions, and Owners' ability to resell or otherwise transfer the Trust Certificates (or any interest therein) may therefore be limited.

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 PROVISIONS

     The issuer of the Funding Agreement and its affiliates, the Trustee, the Bank, the Dealer and the Remarketing Agent are each in the business of providing services to benefit plans and others and thus one or more of such organizations may be, or may become, a party in interest as to many employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In addition, the plans purchasing Class A Trust Certificates may be deemed to have entered into a lending or other transaction with the Bank, as holder of the Class B Trust Certificates. Therefore, fiduciaries considering the purchase of Trust Certificates on behalf of a benefit plan should determine if the acquisition and holding of Trust Certificates is in compliance with ERISA and related provisions of the Code.

     Additionally, each ERISA benefit plan acquiring Trust Certificates must make its own determination that the acquisition of the Trust Certificates or an interest in a financial instrument similar to the Funding Agreement is permitted under such plan's constituent documents and related policies.

GLOBAL TRUST CERTIFICATES

     THE FOLLOWING DESCRIPTION OF THE OPERATIONS AND PROCEDURES OF DTC IS PROVIDED SOLELY AS A MATTER OF CONVENIENCE. THESE OPERATIONS AND PROCEDURES ARE SOLELY WITHIN THE CONTROL OF THE RESPECTIVE SETTLEMENT SYSTEMS AND ARE SUBJECT TO CHANGES BY THEM FROM TIME TO TIME. NEITHER THE TRUSTEE NOR THE DEALER TAKES ANY RESPONSIBILITY FOR THESE OPERATIONS AND PROCEDURES AND URGES INVESTORS TO CONTACT THE SYSTEM OR THEIR PARTICIPANTS DIRECTLY TO DISCUSS THESE MATTERS.

     Upon the issuance of the Global Trust Certificates, DTC will credit, on its internal system, the respective principal amount of the individual beneficial interests represented by such Global Trust Certificates to the accounts of persons who have accounts with such depositary. Such accounts initially will be designated by the Dealer. Ownership of beneficial interests in a Global Trust Certificate will be limited to persons who maintain accounts with DTC ("participants") or persons who hold interests through participants. Ownership of beneficial interests in the Global Trust Certificates will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of participants) and the records of participants (with respect to interests of persons other than participants).

       AS LONG AS DTC, OR ITS NOMINEE, IS THE REGISTERED HOLDER OF A GLOBAL TRUST CERTIFICATE, DTC OR SUCH NOMINEE, AS THE CASE MAY BE, WILL BE CONSIDERED THE SOLE OWNER AND HOLDER OF THE TRUST CERTIFICATES REPRESENTED BY SUCH GLOBAL TRUST CERTIFICATE FOR ALL PURPOSES UNDER THE TRUST AGREEMENT AND THE TRUST CERTIFICATES. Unless (a) DTC notifies the Trustee that it is unwilling or unable to continue as depositary for a Global Trust Certificate, or ceases to be a "Clearing Agency" registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or (b) approved by the Trust and the Trust's Agent in their sole discretion, owners of beneficial interests in a Global Trust Certificate will not be entitled to have any portions of such Global Trust Certificate registered in their names, will not receive or be entitled to have any physical delivery of Trust Cerificates in certificated form and will not be considered the owners or holders of the Global Trust Certificate (or any Trust Certificates represented thereby) under the Trust Agreement or the Trust Certificates. In addition, no beneficial owner of an interest in a Global Trust Certificate will be able to transfer that interest except in accordance with DTC's applicable procedures (in addition to those under the Trust Agreement referred to herein).

       Payments of the principal of and interest on Global Trust Certificates will be made to DTC or its nominee as the registered owners thereof. The Trust, the Trustee, the Dealer and their respective agents will not have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Trust Certificates or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

       The Trust expects that DTC or its nominee, upon receipt of any payment of principal or interest in respect of a Global Trust Certificate representing any Class A Trust Certificates held by it or its nominee, will immediately credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Trust Certificate for such Class A Trust Certificates as shown on the records of DTC or its nominee. The Trust also expects that payments by participants to owners of beneficial interests in such Global Trust Certificate held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name". Such payments will be the responsibility of such participants.

       The laws of some U.S. states require that certain persons take physical delivery of securities in certificated form. Consequently, the ability to transfer beneficial interests in a Global Trust Certificate to such persons may be limited. Because DTC can act only on behalf of participants, which, in turn, act on behalf of indirect participants and certain banks, the ability of a person having a beneficial interest in a Global Trust Certificate to pledge such interest to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such interest, may be affected by the lack of a physical certificate evidencing such interest.

       Interests in the Global Trust Certificates will trade in DTC's Same-Day Funds Settlement System and secondary market trading activity in such interests will therefore settle in immediately available funds, subject in all cases to the rules and procedures of DTC and its participants. Transfers between participants in DTC will be effected in accordance with DTC's procedures and will be settled in same-day funds.

       DTC has advised the Trust that it will take any action permitted to be taken by a holder of Trust Certificates (including the presentation of Trust Certificates for exchange as described below) only at the direction of one or more participants to whose account with DTC interests in the Global Trust Certificates are credited and only in respect of such portion of the aggregate principal amount of the Trust Certificates as to which such participant or participants has or have given such direction.

       DTC has advised the Trust as follows: DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "Clearing Agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical transfer and delivery of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly ("indirect participants").

       Although DTC currently follows the forgoing procedures to facilitate transfers of interests in global notes among participants of DTC, it is under no obligation to do so, and such procedures may be discontinued or modified at any time. The Trustee will not have any responsibility for the performance by DTC, or its respective participants or indirect participants of its respective obligations under the rules and procedures governing its operations.

       If any depositary is at any time unwilling or unable to continue as a depositary for the Class A Trust Certificates for the reasons set forth above, the Trustee will issue certificates for the Class A Trust Certificates in definitive, fully registered, non-global form without interest coupons in exchange for the Global Trust Certificates. In no other circumstance will the Trustee issue certificates for the Class A Trust Certificates in definitive, fully registered, non-global form, without interest coupons, in exchange for beneficial interests of like principal amount in any Class A Trust Certificate. Upon receipt of notice that the depositary is unwilling or unable to continue as a depositary for the Class A Trust Certificates, the Trustee will cause the requested certificates to be prepared for delivery.
In all cases, certificates for notes delivered in exchange for any Global Trust Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by DTC (in accordance with its customary procedures).

       Physical Certificates for non-global Trust Certificates issued in exchange for a Global Trust Certificate (or any portion thereof) will bear certain restrictive legends as set forth under "Offering and Sale" below (unless the Trustee determines otherwise in accordance with applicable law and the Trust Agreement). The holder of a non-global Trust Certificate may transfer such Trust Certificate, subject to compliance with the provisions of the applicable legend.

                               USE OF PROCEEDS

       Net cash proceeds from the sale of the Trust Certificates will be used by the Trustee to acquire the Financial Instrument, as described in the Supplement.

                                   THE TRUST

       The Trust will be established under the laws of the State of Delaware pursuant to the terms of the Trust Agreement with the Trustee. The Trust will be administered by the Trustee pursuant to the terms of the Trust Agreement.

       The Trust will be established for the primary purpose of issuing two classes of Trust Certificates representing undivided interests in the Trust, acquiring the Trust Property--the Financial Instrument described in the Supplement--and temporarily investing funds in short-term Eligible Investments, if any. The Trust will not purchase or otherwise acquire any additional financial instruments or securities and will not dispose of or create any lien on the Financial Instrument except as described in the Supplement.

THE TRUSTEE

       Pursuant to the terms of the Trust Agreement, the Trustee will administer the Trust and hold Trust Property in one or more segregated accounts and, as described in the Supplement, in certain custodial accounts. The Trust will hold an ownership interest valid against third parties in the Financial Instrument on behalf of the Owners of Trust Certificates.

       The Trust Agreement provides for indemnification of the Trustee by the Trust and exculpates the Trustee for acts or omissions in respect of the Trust except for its own willful misconduct or negligence. The Trustee will not be obligated to take or pursue any action on behalf of the Trust unless the Trustee is satisfied that it has adequate indemnification for such action and any related expense. The Trustee may from time to time delegate certain of its responsibilities to third parties in good faith and in accordance with the terms of the Trust Agreement. The Trustee will be paid a fee for its services and will be reimbursed for its out-of-pocket expenses.

       The Trustee's liability in connection with the issuance and sale of Trust Certificates is limited solely to the express obligations of the Trustee as set forth in the Trust Agreement. The primary source of payments on the Trust Certificates will be the proceeds of, or payments received in respect of, the Financial Instrument. Neither the Trust Certificates nor the Financial Instrument will represent an interest in or obligation of, or be guaranteed or insured by, the Trustee in its individual capacity. There will be no recourse to the Trustee in its individual capacity or any other entity in the event that proceeds of, or payments received in respect of, the Financial Instrument are insufficient or otherwise unavailable to make all payments provided for under the Trust Certificates.

       In order to comply with Delaware law respecting business trusts, the Trustee will enter into a Co-Trustee Agreement in respect of the Trust Agreement (the "Co-Trustee Agreement") with The Bank of New York (Delaware), a Delaware banking corporation (the "Delaware Trustee"). Under the Co-Trustee Agreement, the Delaware Trustee will assume certain responsibilities for executing and delivering documents necessary for the maintenance of the Trust in Delaware and will be entitled to all the benefits and protection of the Trustee.

THE TRUST'S AGENT

       The Trust will enter into an agreement (the "Agency Agreement") with the Bank, which will serve as an agent of the Trust (the "Trust's Agent") and, in that capacity, will, among other things, perform various administrative duties and determine any tax or governmental charges that may be due in connection with any transfer or exchange of Trust Certificates.
The Bank will not act in a fiduciary capacity as the Trust's Agent. The Trust's Agent will not be acting on behalf of the Owners of the Class A Trust Certificates. The Trust's Agent may also select a substitute Trustee upon the resignation of a Trustee. The Trust's Agent will undertake to deliver, if requested, other information as is available with respect to the Trust in connection with transfers of Trust Certificates pursuant to Rule 144A. The Trust's Agent may be removed by the Trustee upon 30 days' prior written notice and may resign upon 60 days' prior written notice to the Trustee. The Agency Agreement provides for indemnification and reimbursement of the Trust's Agent for all expenses, losses, damages and liabilities incurred under the Agency Agreement, subject to compliance with the applicable standard of care, as provided therein, and limited to the extent of Trust Property.

TERMINATION OF THE TRUST

       The Trust will be terminated only in the event that all amounts owed under the Trust Agreement in respect of the Financial Instrument have been received by the Trust and distributed in accordance with the terms of the Trust. Such event would occur upon the Maturity Date of the Financial Instrument (see "The Trust Assets" in the Supplement) or if an Early Certificate Maturity Event or an Early Funding Agreement Termination Event
(as such terms are defined in the Custody Agreement among the Custodian, the Trust, the issuer of the Financial Instrument (the "Insurer"), and the Trust's Agent (the "Custody Agreement")) occurs. An Early Certificate Maturity Event will occur (i) if there is a material violation of investment guidelines under the Custody Agreement; (ii) if assets supporting the Financial Instrument fall below 102% of the then-applicable value of the Deposit Fund under the Funding Agreement by more than $1 million as of any weekly valuation; (iii) if the Insurer becomes subject to seizure or receivership by its domiciliary state insurance department or rehabilitation or liquidation proceedings; or (iv) if the Insurer fails to make a payment of interest or principal under the Financial Instrument. An Early Funding Agreement Termination Event will occur (i) if the liquidity provider holds, under certain conditions, more than $45 million of Class A Trust
Certificates; (ii) if at any time upon initial and any subsequent maturity of the Class A Trust Certificates there is not a liquidity provider in place or if the Market Agent has not selected an extended maturity date on which the principal amount of all outstanding Senior Securities will be due and payable; (iii) if, following a change of control of the Insurer or an assignment by the Insurer of any of its obligations under the Financial Instrument or an amendment to the Financial Instrument required by applicable state insurance regulatory authorities, one or both of the relevant rating agencies lowers or withdraws its then-current rating of the Class A Trust Certificates; or (iv) if the Custodian resigns and cannot be replaced. If an Early Certificate Maturity Event described in clause (iii) of the third sentence of this paragraph occurs, amounts owed under the Financial
Instrument will be received by the Trustee from the Custodian as soon as possible thereafter. If any other Early Certificate Maturity Event occurs under the Custody Agreement, amounts owed under the Financial Instrument will be received by the Trustee from the Custodian no later than the earlier to occur of the day that is 30 days after the Early Certificate Maturity Event or the maturity date of the Class A Trust Certificates. If an Early Funding Agreement Termination Event occurs under the Custody Agreement, amounts owed under the Financial Instrument are required to be paid to the Trustee by the Custodian no later than the maturity date of the Class A Trust Certificates.

       Upon termination of the Trust in the circumstances described above, the Trustee out of Trust fund will pay any accrued fees that have not yet been paid to the Trustee or the Virginia Custodian, all principal and interest that is owed to the Owners of the Class A Trust Certificates, all other liabilities of the Trust not paid or payable by a third party and any remaining amounts to Owners of the Class B Trust Certificates.

EXPENSES

       All initial organization expenses incurred by the Trust will be paid by the Dealer (subject to reimbursement by the purchaser of the Class B Trust Certificates). Certain customary ongoing expenses of the Trust, such as the fees and expenses of the Trustee and the Virginia Custodian up to a maximum of $10,000 a year, will be paid by the Trust from amounts received by the Trust under the Financial Instrument before payments are made to the Owner of the Class A Trust Certificates. Any additional fees and expenses of the Trustee and the Virginia Custodian in excess of $10,000 a year, as well as the remainder of ongoing expenses, such as fees of the

Trust's Agent, the Custodian and the Remarketing Agent, will be paid out of funds that would otherwise have been distributable to the Owners of the Class B Trust Certificates.

       Extraordinary expenses, such as expenses of the Trust resulting from claims against the Trust by creditors of or claimants against the Dealer, legal actions against the Trust or the Trustee, indemnification of the Trustee, indemnification of the Dealer and expenses relating to litigation to enforce rights under the Trust Certificates, up to $25,000, will be paid by the Bank pursuant to a Side Letter Agreement between the Bank and the Trust. Any such expenses over $25,000 will be paid first out of funds that would otherwise have been distributable to Owners of the Class B Trust Certificates and, to the extent that such amounts are insufficient, by the Bank.

RESIGNATION AND REPLACEMENT OF THE TRUSTEE

       Owners may not remove the Trustee. The Trustee of the Trust may resign upon giving at least 90 days' prior written notice to the Trust's Agent and the Owners. Such resignation will not take effect until a successor trustee is appointed by the Trust's Agent (or otherwise) and has assumed the duties of trustee as set forth in the Trust Agreement.

       A resigning Trustee will continue, following appointment of any successor, to have the benefit of all indemnities, powers and privileges and rights of recourse against the property of the Trust conferred upon such Trustee pursuant to the Trust Agreement or applicable law in respect of the period during which it acted as Trustee.

MODIFICATION OF THE TRUST AGREEMENT

       The Trustee acting in consultation with the Trust's Agent may amend the Trust Agreement in such manner and to such extent as it may consider expedient (i) to cure any ambiguity, (ii) to add to the duties or obligations of the Trustee or the Trust's Agent under the Trust Agreement, (iii) to address any questions arising under the Trust Agreement which amendment may not be materially inconsistent with other provisions, or (iv) to add or change any provision or modify the rights of Owners, provided that any such amendment may not materially adversely affect the interests of the Owners of either class of Trust Certificates. Without the approval of the Owners, the Trustee may, upon Opinion of Counsel, amend the restrictions on resales and other transfers of Trust Certificates as provided in the Trust Agreement in order to reflect amendments to the Securities Act and/or the Investment Company Act or regulations thereunder or interpretations thereof.

NO PETITION

       Notwithstanding any termination of the Custody Agreement, the Trust Agreement, the Financial Instrument, the Liquidity Agreement, the Virginia Custody Agreement, the Purchase Agreement or the Remarketing Agreement, none of the parties to the relevant agreement is permitted, prior to the date which is one year and one day after the termination of such agreement and payment in full of the Class A Trust Certificates, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or making a general assignment for the benefit of creditors, or ordering the winding up or liquidation of the affairs of the Trust.

RIGHTS OF OWNERS

       The terms and conditions of the Trust Agreement shall inure to the benefit of, and be binding on, all Owners as if each Owner had been a party to and had executed the Trust Agreement, had covenanted to observe and be bound by all the provisions of the Trust Agreement, and had thereby authorized the Trust and the Trustee to do all such acts and things as the Trust Agreement may or shall require the Trust and the Trustee to do or which the Trust and the Trustee shall do in accordance with the provisions thereof.

GOVERNING LAW

       The Trust Certificates and the Trust Agreement will be governed by the laws of the State of Delaware.


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

                           THE FINANCIAL INSTRUMENT

     The Financial Instrument to be held by the Trust is described in the Supplement. This Offering Circular must be read in conjunction with the Supplement.

     ANY AND ALL INFORMATION PROVIDED IN THE SUPPLEMENT WITH RESPECT TO THE FINANCIAL INSTRUMENT WILL BE IN SUMMARY FORM, WILL NOT PURPORT TO BE COMPLETE AND, ACCORDINGLY, WILL BE QUALIFIED IN ITS ENTIRETY TO THE ACTUAL FORM THEREOF. NO REPRESENTATIONS AS TO THE ACCURACY AND COMPLETENESS OF ANY SUCH DESCRIPTION WILL BE MADE BY THE DEALER, THE TRUST OR THE TRUSTEE.

                              TAX CONSIDERATIONS

     Prospective investors in the Trust Certificates should carefully consider the federal income tax treatment of the Trust Certificates, as described in the Supplement. Investors are urged to consult their tax advisers regarding the income tax consequences of the purchase, ownership and disposition of the Trust Certificates, particularly with respect to the timing and character of income, loss or deduction associated with holding an interest in the Financial Instrument, as described in the Supplement.


                              OFFERING AND SALE

     Each prospective purchaser is hereby offered the opportunity to ask questions of, and receive answers from, the Dealer concerning the terms and conditions of this offering and the Trust and to obtain additional information which the Dealer possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished in this Offering Circular and the Supplement. Inquiries concerning such additional information should be directed to Michele Mahoney, Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285, tel: (212) 526-6092, fax: (212) 528-6925.

     Lehman Brothers will be appointed sole Dealer of the Trust for the private placement of the Trust Certificates pursuant to a Purchase Agreement (the "Purchase Agreement") between the Trust and Lehman Brothers. In order to facilitate the offering of the Trust Certificates by the Dealer, the Dealer will temporarily acquire and hold the Trust Certificates as principal for resale at prices determined by the Dealer to reflect the current market for the related Financial Instrument as well as selling concessions and certain costs and expenses (including those associated with the establishment of the Trust). The Trust Certificates are being offered by the Dealer, subject to prior sale, when as and if issued with approval of certain legal matters by counsel for the Trustee and the Dealer and certain other conditions.

ELIGIBLE INVESTORS

     The Trust Certificates have not been, and will not be, registered under the Securities Act or any state securities laws. The Trust has not been registered under the Investment Company Act, in reliance upon an exception from registration thereunder or because registration is not required. As provided in the Supplement, Trust Certificates may be offered to "qualified institutional buyers", as defined in and in reliance on Rule 144A under the Securities Act, and may not be reoffered, resold or otherwise transferred except (i) to a person who such purchaser reasonably believes is a qualified institutional buyer acquring such Trust Certificates for its own account or for the account of a qualified institutional buyer in a transaction complying with Rule 144A and (ii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions. Each purchaser of Trust Certificates will be deemed to have made certain acknowledgments, representations and agreements as set forth in the Supplement. The Trust Certificates may not be offered or sold except in the limited circumstances described above.

     No sale or other transfer of Trust Certificates shall be permitted which would require registration of the Trust Certificates under the Securities Act, registration of the Trust under the Investment Company Act or result in a violation of any federal or state securities law or regulation.

     Unless otherwise provided in the Supplement (in which case, the related legend and representations will be appropriately modified), each Class A Trust Certificate representing an interest in a Class A Trust Certificate initially offered in reliance on Rule 144A will be subject to the provisions set forth in, and will bear, and by accepting an interest in a Class A Trust Certificate, each purchaser shall be deemed to have agreed to the provisions set forth in, the following legend:

"THE TRUST CERTIFICATES (THE "TRUST CERTIFICATES") OF THE BRAVO TRUST SERIES 1997-1 (THE "TRUST") HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), IN RELIANCE UPON AN EXCEPTION FROM REGISTRATION THEREUNDER. THE TRUST CERTIFICATES ARE BEING OFFERED ONLY TO "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED IN AND IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT ("QUALIFIED INSTITUTIONAL BUYERS").

THIS TRUST CERTIFICATE IS A TRUST CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS TRUST CERTIFICATE IS EXCHANGEABLE FOR TRUST CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS TRUST CERTIFICATE (OTHER THAN A TRANSFER OF THIS TRUST CERTIFICATE AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS TRUST CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TRUST CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE
& CO. ("CEDE") OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

THE ISSUER OF THE FINANCIAL INSTRUMENT (THE "FINANCIAL INSTRUMENT") TO BE PURCHASED BY THE TRUST, CERTAIN OF ITS AFFILIATES, BAYERISCHE LANDESBANK GIROZENTRALE (THE "BANK"), THE BANK OF NEW YORK (THE "TRUSTEE"), THE DEALER AND THE REMARKETING AGENT, AS SUCH TERMS ARE DEFINED IN THE TRUST AGREEMENT REFERRED TO BELOW, ARE EACH IN THE BUSINESS OF PROVIDING SERVICES TO BENEFIT PLANS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). IN ADDITION, PLANS PURCHASING CLASS A TRUST CERTIFICATES MAY BE DEEMED TO HAVE ENTERED INTO A LENDING OR OTHER TRANSACTION WITH THE BANK AS OWNER OF THE CLASS B TRUST CERTIFICATES. THEREFORE, FIDUCIARIES CONSIDERING THE PURCHASE OF TRUST CERTIFICATES ON BEHALF OF A BENEFIT PLAN SHOULD DETERMINE IF THE ACQUISITION AND HOLDING OF TRUST CERTIFICATES IS IN COMPLIANCE WITH ERISA (FOR EXAMPLE, SUCH ACQUISITION AND HOLDING ARE IN COMPLIANCE WITH PROHIBITED CLASS TRANSACTION EXEMPTION 84-14, RELATING TO
PLAN ASSET TRANSACTIONS DETERMINED BY INDEPENDENT QUALIFIED PROFESSIONAL
ASSET MANAGERS) AND RELATED PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). ADDITIONALLY, EACH ERISA BENEFIT PLAN ACQUIRING AN INTEREST IN TRUST CERTIFICATES MUST MAKE ITS OWN DETERMINATION THAT THE ACQUISITION OF THE TRUST CERTIFICATES OR AN INTEREST IN A FINANCIAL INSTRUMENT SIMILAR TO THE FINANCIAL INSTRUMENT IS PERMITTED UNDER SUCH PLAN'S
CONSTITUENT DOCUMENTS AND RELATED POLICIES.

BY ITS ACCEPTANCE OF THIS TRUST CERTIFICATE (THE "TRUST CERTIFICATE"), DIRECTLY OR THROUGH A NOMINEE, THE INVESTOR WILL BE DEEMED TO HAVE REPRESENTED TO AND AGREED WITH THE TRUSTEE AND THE DEALER THAT:

     (A) (I) IT IS A QUALIFIED INSTITUTIONAL BUYER, (II) IT IS AWARE THAT THE SALE OF THE TRUST CERTIFICATE IS BEING MADE IN RELIANCE ON RULE
           144A AND (III) THE TRUST CERTIFICATE IS BEING ACQUIRED FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER),

     (B) ANY RESALE OR OTHER TRANSFER OF THE TRUST CERTIFICATE WILL BE MADE ONLY (I) TO ONE OR MORE PERSONS EACH OF WHICH SUCH PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING SUCH TRUST CERTIFICATE FOR ITS OWN

           ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS,

     (C) TRANSFERS OF TRUST CERTIFICATES SHALL BE RESTRICTED SO THAT, UNLESS THE TRUSTEE HAS OBTAINED AN OPINION OF COUNSEL THAT SUCH TRANSFER WILL NOT RESULT IN THE TRUST BEING TREATED AS A PUBLICLY TRADED PARTNERSHIP WITHIN THE MEANING OF SECTION 7704(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (I) THE TRUST CERTIFICATES OR INTERESTS IN THE TRUST CERTIFICATES MAY NOT BE OR BECOME TRADEABLE ON AN "ESTABLISHED SECURITIES MARKET" AS DEFINED IN TREASURY REGULATION SECTION 1.7704-1(b), (II) ANY TRANSFER THAT WOULD RESULT IN THERE BEING MORE THAN 100 BENEFICIAL OWNERS SHALL BE NULL AND VOID, (III) NO TRUST CERTIFICATE MAY BE HELD BY A FLOW-THROUGH ENTITY (A PARTNERSHIP, A GRANTOR TRUST, OR AN S CORPORATION, MORE THAN HALF OF THE ASSETS OF WHICH CONSIST OF TRUST CERTIFICATES), AND (IV) NO BENEFICIAL OWNER OR HOLDER SHALL HOLD LESS THAN $5 MILLION FACE AMOUNT OF CLASS A TRUST CERTIFICATES, AND

     (D) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR, IF IT IS, THAT THE ACQUISITION AND HOLDING OF THE RELEVANT TRUST CERTIFICATES IS IN COMPLIANCE WITH ERISA (FOR EXAMPLE, SUCH ACQUISITION AND HOLDING ARE IN COMPLIANCE WITH PROHIBITED CLASS TRANSACTION EXEMPTION 84-14, RELATING TO PLAN ASSET TRANSACTIONS DETERMINED BY INDEPENDENT QUALIFIED PROFESSIONAL ASSET MANAGERS) AND THE RELATED PROVISIONS OF THE CODE AND IS PERMITTED UNDER SUCH PLAN'S CONSTITUENT DOCUMENTS AND RELATED POLICIES.

           THE TRUST CERTIFICATES AND RELATED DOCUMENTATION (INCLUDING, WITHOUT LIMITATION, THE DECLARATION OF TRUST AND TRUST AGREEMENT OF THE TRUST (THE "TRUST AGREEMENT") AND THE PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT") BETWEEN THE TRUST AND LEHMAN BROTHERS INC. MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WITHOUT THE CONSENT OF, BUT UPON NOTICE TO, THE OWNERS OF TRUST CERTIFICATES SENT TO THEIR REGISTERED ADDRESSES: (i) TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THE TRUST CERTIFICATES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY AND (ii) TO ACCOMMODATE THE ISSUANCE, IF ANY, OF TRUST CERTIFICATES IN BOOK-ENTRY FORM THROUGH THE FACILITIES OF A CLEARING AGENCY. THE TRUST CERTIFICATES AND RELATED DOCUMENTATION (INCLUDING WITHOUT LIMITATION, THE AGREEMENTS REFERRED TO ABOVE) MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, EXISTING RESTRICTIONS UPON THE RESALE OR TRANSFER OF THE TRUST CERTIFICATES MAY BE ALTERED, AND ANY OTHER ACTIONS MAY BE TAKEN, IN EACH CASE WITHOUT THE CONSENT OF BUT UPON NOTICE TO THE REGISTERED OWNERS, TO ENABLE THE TRUST TO RELY UPON ANY EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR THE INVESTMENT COMPANY ACT THAT MAY BECOME AVAILABLE (AND TO REMOVE CERTAIN EXISTING RESTRICTIONS TO THE EXTENT NOT REQUIRED UNDER SUCH EXEMPTION), PROVIDED THAT NO SUCH CHANGE SHALL HAVE A MATERIAL ADVERSE EFFECT UPON THE OWNERS OF TRUST CERTIFICATES THEN OUTSTANDING. THE OWNER OF THIS TRUST CERTIFICATE SHALL BE DEEMED, BY ACCEPTANCE HEREOF, DIRECTLY OR THROUGH A NOMINEE, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON SUCH OWNER AND ALL FUTURE OWNERS OF THIS TRUST CERTIFICATE AND ANY TRUST CERTIFICATE ISSUED IN EXCHANGE OR SUBSTITUTION FOR THIS TRUST CERTIFICATE WHETHER OR NOT ANY NOTATION THEREOF IS MADE THEREON) AND, IN ADDITION, TO HAVE AGREED TO EXCHANGE THIS TRUST CERTIFICATE FOR A TRUST CERTIFICATE IN BOOK-ENTRY FORM.

NO SALE OR OTHER TRANSFER OF TRUST CERTIFICATES SHALL BE PERMITTED WHICH WOULD REQUIRE REGISTRATION OF THE TRUST CERTIFICATES UNDER THE SECURITIES ACT, OR REQUIRE REGISTRATION OF THE TRUST UNDER THE INVESTMENT COMPANY ACT OR RESULT IN A VIOLATION OF ANY FEDERAL OR STATE SECURITIES LAW OR REGULATION."

     NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS OFFERING CIRCULAR AND THE SUPPLEMENT IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUSTEE OR THE DEALER. THIS OFFERING CIRCULAR AND SUCH SUPPLEMENT DO NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY TRUST CERTIFICATE IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS OFFERING CIRCULAR AND THE SUPPLEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCE, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE TRUST
SINCE THE DATE HEREOF OR THE DATE OF THE SUPPLEMENT OR THAT THE INFORMATION HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

     By acquiring a Trust Certificate, each Owner appoints the Trustee to act on its behalf pursuant to the terms of the Trust Agreement and agrees to be bound by the terms and conditions of the Trust Agreement to the same extent as if it were a signatory thereto.

                              GENERAL INFORMATION

FINANCIAL INFORMATION

     Within 90 days of the termination of the Trust, the Trustee will distribute unaudited financial statements of the Trust to all related Owners.

FURTHER INFORMATION

     Further information concerning the Trust Certificates, the Financial Instrument, the Trust's Agent, the Liquidity Provider, the Remarketing Agent, the Custodian, the Virginia Custodian, and the operations of the Trust is available from the Trust's Agent upon request.